Exhibit 99.2

Investor Conference Call First Quarter 2008 Earnings May 1, 2008

2 All statements in this presentation that are not historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by words such as “believe,” “intend,” “expect,” “may,” “could,” “would,” “will,” “should,” “plan,” “project,” “contemplate,” “anticipate,” or similar statements. Because these statements reflect the Company’s current views concerning future events, these forward-looking statements are subject to risks and uncertainties. The Company has made a reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, the success of brand development efforts and strategic alliances; demand for the Company’s products and services; the ability to compete effectively and adjust to changing market conditions; inability to protect the Company’s proprietary technology; difficulties or delays in developing improved products when expected or desired and with the additional features contemplated or desired; the potential for intellectual property infringement, warranty, product liability, and other claims; the uncertainties associated with governmental regulation; and other factors detailed from time to time in the Company’s periodic filings with the Securities and Exchange Commission, including, but not limited to, Investools’ most recent Form 10-K filing. The Company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise. Other than thinkorswim, Inc. thinkorswim Canada, Inc. and thinkorswim Advisors, Inc., neither Investools Inc. nor any of its subsidiaries are broker-dealers or investment advisors, or otherwise engaged in the business of effecting transactions in securities, the provision of investment advice or investment recommendations. Investools Cautionary Statements

3 The Securities and Exchange Commission’s Regulation G applies to any public disclosure or release of material information that includes a non-GAAP financial measure. In the event of such a disclosure or release, Regulation G requires: (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The required presentations and reconciliations are contained herein and can be found at our website, www.investools.com, under “Investor Relations”, “Webcasts and Presentations”. Investools Education Group uses the non-GAAP financial measure “sales transaction volume” or “STV,” which is defined as revenue plus deferred revenue, to assess the operating results and effectiveness of the Company and its business segments. STV is consistent with the selling activities in the period reported and with the level of a majority of the cost components of cost of revenue. Given the impact of accounting for deferred revenue and for costs associated with deferred revenue, the Company also uses the non-GAAP financial measure “Adjusted EBITDA” as a valuable representation of the Company’s operating performance. Adjusted EBITDA is defined as net income (loss) plus depreciation and amortization, interest income, special charges, other non-cash items, and the net change in deferred revenue. The Company believes that the non-GAAP financial measures described above are also useful to investors, financial analysts and others to evaluate the operating and financial performance of the Company. These non-GAAP financial measures may not be comparable to similarly titled measurements used by other companies and should not be used generally as a substitute for revenue, net income (loss) or other GAAP operating measurements. The acquisition by Investools Inc. of thinkorswim Group, Inc. and its subsidiaries occurred on February 15, 2007. The pro forma information has been prepared by combining the relevant consolidated financial information of each of Investools Inc. and thinkorswim Group, Inc. for the time periods presented. The unaudited pro forma consolidated financial information is provided for informational purposes only. In addition, the unaudited pro forma consolidated financial information does not purport to project our future financial position, operating results or sales. No effect has been given in the unaudited pro forma consolidated statement of income for synergistic benefits that may be realized through the combination of the two companies or the costs that may be incurred in integrating the companies acquired in such acquisition. In addition, no adjustments have been made to give pro forma effect as if the merger had occurred at the beginning of the period presented, which adjustments are typically found in pro forma financial statements. The unaudited pro forma consolidated financial information should be read in conjunction with our historical financial statements and related notes and the historical financial statements of thinkorswim, which are included in our current report on Form 8-K filed with the Securities and Exchange Commission on February 22, 2007, Form 10-K filed with the Securities and Exchange Commission on March 17, 2008, and Form 10-Qs filed with the Securities and Exchange Commission on May 10, 2007, November 14, 2007 and November 21, 2007. Investools Non-GAAP Financial Information

4 Record Financial Results ($ in millions, except per share data) Q1 ‘07 Q1 ’07 Pro-Forma* Q1 ‘08 Revenue $ 54.9 $ 65.2 $ 91.0 Sales Transaction Volume $ 69.7 $ 80.0 $ 79.8 Net Income $ (19.8) $ (25.4) $ 11.5 Adjusted EBITDA $ 9.9 $ 15.1 $ 15.9 Adj EBITDA % of STV 14% 19% 20% EPS $ (0.36) $ 0.17 * See description on slide 3 of non-GAAP information

5 1 Daily Average Revenue Trades Retail DARTs1 rose 199% vs. Q1 2007 Retail DARTs increased 8% sequentially in difficult market Merger Closed Merger Announced Q3 ’06 Q4 ’06 Q1 ’07 Q2 ’07 Q3’ 07 Q4 ’07 Q1 ’08 7,800 9,900 15,200 20,900 29,600 41,900 45,400

6 Retail Account Growth Continues New funded accounts rose 30% vs. Q1 2007 Opened accounts total 148,975 as of 3/31/2008 Funded accounts total 66,950 as of 3/31/2008 Merger Closed Merger Announced Q3 ’06 Q4 ’06 Q1 ’07 Q2 ’07 Q3’ 07 Q4 ’07 Q1 ’08 6,350 2,475 13,225 16,975 17,700 18,525 22,675 24,800 6,600 8,125 9,725 9,400 11,075 10,550

7 Client Assets at Period End Client assets have increased 89% from Q1 ‘07 Merger Closed Merger Announced Q3 ’06 Q4 ’06 Q1 ’07 Q2 ’07 Q3’ 07 Q4 ’07 Q1 ’08 $890 $1,100 $1,420 $1,780 $2,180 $2,580 $2,690

8 Total Graduates and Active Subscribers Over 350,000 investors have successfully graduated from Investools’ investor education programs Active subscribers to Investools Online have grown 20%+ for each of the past five years Total Graduates & Guests 64,200 58,900 69,900 50,500 25,400 17900 13,500 2002 2003 2004 2005 2006 2007 Q1 ‘08 Active Investools Online Subscribers 102,800 106,400 85,400 68,000 51,000 23,70032,500 2002 2003 2004 2005 2006 2007 Q1 ‘08

9 Driving Core Business Growth • Company re-branding as thinkorswim Group Inc. • Shift in marketing resources including innovative marketing partnerships for thinkorswim • Align education more closely with brokerage • Strengthen and expand management team

10 CNBC Portfolio Challenge thinkorswim is co-sponsor of CNBC Portfolio Challenge Registration opened April 28th Contest runs through July 27th Partnership includes daily blog and weekly education based videos CNBC audience is comprised of high quality investors and traders

Consolidated Operating & Financial Information

12 Record Top-Line Growth Increased volume in brokerage accounts and trading activity lead to continued growth Education graduates continue to fuel brokerage accounts at a steady pace * See description on slide 3 of non-GAAP information 1st Quarter Revenue* $65.2 $91.0 2007 2008 1st Quarter STV* $80.0 $79.8 2007 2008

13 Record Bottom-Line Results Record volume of graduates and trading activity drive continued improvement in bottom line * See description on slide 3 of non-GAAP information 1st Quarter Net Loss/Net Income* 2007 -$25.4 $11.5 2008 1st Quarter Adj. EBITDA* Adj EBITDA - % of STSV $15.1 19% 2007 20% $15.9 2008

14 Brokerage Revenue Reaches Record Levels $42,500 $20,300 All brokerage revenue sources showing steady growth 17% 20% 63% 62% 18% 20% thinkorswim revenue Detail $20,300 $3,400 $4,000 $12,900 Q1 ’07 17% 20% 63% $42,500 $7,700 $26,300 Q1 ’08 20% 18% 62% other Interest Commissions

15 Account balances as of 3/31/08 reflected the decline in market indices seen in Q1 Trades Average Funded Account Balance Merger Closed Merger Announced $53,700 $48,000 $46,100 $44,400 $43,500 $44,900 $39,700 Q3 ’06 Q4 ’06 Q1 ’07 Q2 ’07 Q3 ’07 Q4 ’07 Q1 ’08

16 Annualized Trades & Commissions per Account Trading activity is heavily options oriented High volume, high quality account base Merger Closed Merger Announced * Based upon funded accounts only Q3 ’06 Q4 ’06 Q1 ’07 Q2 ’07 Q3 ’07 Q4 ’07 Q1 ’08 128 129 142 153 170 200 177 $1,700 $1,650 $1,500 $1,550 $1,550 $1,800 Annualized Trades per Accnt Annualized Comm Rev per Accnt

Questions and Answers

GAAP to Non GAAP Reconciliations

investools

GAAP to Non-GAAP Reconciliation

Pro-Forma* Consolidated Adj. EBITDA

in (millions)	Three Months Ended March 31, 2008	Three Months Ended March 31, 2007*
Net income (loss)	$ 11.5	$ (25.4)
Depreciation and amortization	6.9	4.7
Stock compensation expense	2.1	9.8
Special charges	0.4	0.1
Interest expense, net	3.7	0.7
Income tax provision	2.5	—
Other acquisition related items	—	10.5
Net change in deferred revenue	(11.2)	14.7
Adjusted EBITDA ($)	15.9	15.1
Adjusted EBITDA (as a % of STV)	19.9%	18.8%

The table above reconciles the Company's non-GAAP Adjusted EBITDA for the periods presented which the Company believes is a valuable representation of operating performance given the impact of accounting for deferred revenue and certain other costs. The table provides a reconciliation of Net Income (Loss) to Adjusted EBITDA for the periods indicated.

Pro-Forma* Consolidated STV

in (millions)	Three Months Ended March 31, 2008	Three Months Ended March 31, 2007*
Brokerage Services		
Commissions	$ 26.3	$ 12.9
Interest & dividends	7.7	4.0
Other & brokerage related revenue	8.5	3.4
Total thinkorswim Group revenue	42.5	20.3
Investor Education		
Sales Transaction Volume	37.3	59.7
Total Sales Transaction Volume	79.8	80.0
Change in deferred revenue	11.2	(14.8)
Revenue	91.0	65.2

The table above provides a breakout of revenue for thinkorswim Group on an unaudited basis for all periods presented and a reconciliation of non-GAAP STV to Revenue. The Company believes that Investor Education Group sales transaction volume is an important measure of business volume. STV is a non-GAAP financial measure and represents sales in a particular period before the effect of recognition of deferred revenue from prior periods and the deferral of current period sales. The table provides a reconciliation of non-GAAP total sales volume to revenue for the periods indicated.

*The Company's SEC filings for 2007 reflect Investools' merger with thinkorswim on February 15, 2007. However, for comparative purposes, the quarter ended March 31, 2007 has included results of operations as if the merger occurred on January 1, 2007 (pro-forma).

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